Exhibit 10.7.1

                      CHANGE IN CONTROL SEVERANCE AGREEMENT

     THIS CHANGE IN CONTROL SEVERANCE AGREEMENT (this "Agreement") is made and entered into this the 3rd day of February, 2003, between INTELIDATA TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company"), and MICHAEL JENNINGS (the "Executive"). Certain capitalized terms used in this Agreement are defined in
Section 6.

                                 R E C I T A L S

     The Company acknowledges that Executive has made and is expected to make significant contributions to the growth and success of the Company and Related Entities. The Company also acknowledges that, as is the case for many public companies, there exists the possibility of a Change in Control of the Company. The Company recognizes that the possibility of a Change in Control may contribute to uncertainty on the part of the Executive and may result in the departure or distraction of the Executive from his or her duties and responsibilities.

     Outstanding management of the Company is always essential to advancing the best interests of the Company, the Related Entities and the Company's shareholders. In the event of a threat or occurrence of a bid to acquire or change control of the Company or to effect a business combination, it is particularly important that the business of the Company and Related Entities be continued with a minimum of disruption. The Company believes that the objective of securing and retaining outstanding management will be achieved if the Executive is given assurances of employment security so that he or she will not be distracted by the personal uncertainties and risks created by such circumstances.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, the compensation the Company agrees herein to pay to Executive, the covenants of Executive stated herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive hereby agree as follows:

1.   Effective Date. The Effective Date of this Agreement is February 3, 2003.
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2.   Term of Agreement.  The Term of this Agreement begins on the Effective Date
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and  ends on the day  before  the  second  anniversary  of the  Effective  Date.
Notwithstanding the preceding sentence, the Term of this Agreement shall automatically be extended for an additional twelve-month period, effective as of the end of the initial two-year term and each annual anniversary thereafter, unless the Company gives Executive written notice, at least ninety (90) days prior to the applicable extension date, that the Term of this Agreement will not be so extended.

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3.   Right to Receive  Termination  Benefits.  Executive  shall be  entitled  to
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receive  the  Termination   Benefits  described  in  Section  4  if  Executive's
employment with the Company and the Related Entities terminates or is terminated as described in subsection (a), (b), (c) or (d) below:

     (a) Executive shall be entitled to receive the Termination Benefits if (x) during the Term of this Agreement, the Company makes a public announcement or files a report or proxy statement with the Securities and Exchange Commission in either case disclosing a transaction or series of transactions which, if completed, would constitute a Change in Control (the announcement and the filing of the report or proxy statement are each hereinafter referred to as a "Section 3 Disclosure"), and (y) Executive's employment with the Company and all Related Entities is terminated by the Company (or by the Company or a Related Entity if Executive is employed by a Related Entity) without Cause during the period beginning with the date of the Section 3 Disclosure and ending on the earlier of the date that the Board, acting in good faith, adopts a resolution stating that the transaction or series of transactions described in the Section 3 Disclosure will not be completed or the date that such transaction or series of transactions is completed.

     (b) Executive shall be entitled to receive the Termination Benefits if (x) during the Term of this Agreement the Company makes a Section 3 Disclosure and
(y) Executive resigns from the employment of the Company and all Related Entities with Good Reason during the period beginning with the date of the
Section 3 Disclosure and ending on the earlier of the date that the Board, acting in good faith, adopts a resolution stating that the transaction or series of transactions described in the Section 3 Disclosure will not be completed or the date that such transaction or series of transactions is completed.

     (c) Executive shall be entitled to receive the Termination Benefits if (x) a Control Change Date occurs during the Term of this Agreement and (y) within ninety (90) days before or twenty-four (24) months after the Control Change Date Executive's employment with the Company and all Related Entities is terminated by the Company (or by the Company or a Related Entity if Executive is employed by a Related Entity) without Cause.

     (d) Executive shall be entitled to receive the Termination Benefits if (x) a Control Change Date occurs during the Term of this Agreement and (y) within ninety (90) days before or twenty-four (24) months after the Control Change Date Executive resigns from the employ of the Company and all Related Entities with Good Reason.

Executive will not be entitled to receive the Termination Benefits unless Executive's employment with the Company and all Related Entities is terminated or terminates as described in one of the foregoing subsections (a), (b), (c) or
(d). By way of example and not of limitation, Executive will not be entitled to receive the Termination Benefits if his employment with the Company or one or more Related Entities ends on account of Executive's death, Disability, termination for Cause or Executive's voluntary resignation without Good Reason. In the event the Executive is not entitled to receive the
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Termination  Benefits  described herein, the Executive shall only be entitled to receive any payments, benefits, awards or compensation to which Executive is entitled or that may be available in accordance with the established employee plans, policies, programs and practices of the Company and Related Entities or pursuant to any other agreements Executive has with the Company and Related Entities.

4. Termination Benefits. Upon a termination of Executive's employment as described in subsection (a), (b), (c) or (d) of Section 3, Executive shall be entitled to receive the following Termination Benefits:

     (a) A lump sum payment in an amount equal to any unpaid Base Pay and accrued leave or vacation pay from the Company and each Related Entity through the Termination Date;

     (b) A lump sum payment in an amount equal to any unpaid Annual Bonus that has been earned from the Company or any Related Entity for a period ended prior to the Termination Date;

     (c) A lump sum payment in an amount equal to two (2) times Executive's Base Pay;

     (d) A lump sum payment in an amount equal to any unreimbursed expenses that Executive incurred on behalf of the Company or a Related Entity prior to the Termination Date to the extent that such expenses are reimbursable under the standard reimbursement policies of the Company or the Related Entity;

     (e) Acceleration of the vesting and exercisability of all outstanding stock options and stock awards previously granted to the Executive and extension of the period for exercising such stock options until the expiration date of such stock options, notwithstanding the termination of Executive's employment with the Company and all Related Entities and notwithstanding any provisions in such stock options to the contrary. For purposes of the foregoing sentence, the expiration date shall be the expiration date of the stock options that is not based on continuance or termination of the employment of Executive with the Company or any Related Entity;

     (f) Payment of or reimbursement for any COBRA premiums during the Continuation Period for COBRA coverage elected for the Executive, his or her spouse and his or her dependents for those participating in the Welfare Plans providing health and medical insurance coverage who elect such COBRA coverage at the Termination Date. Executive's right to continuation of coverage under the Welfare Plans providing health and medical insurance coverage, pursuant to
Section 4980B (or any successor section) of the Code, shall commence as of the Termination Date pursuant to the terms of such Welfare Plans. In lieu of the foregoing, if the Executive, his or her spouse and his or her dependents are not participating in the Welfare Plans providing health and medical insurance coverage at the Termination Date and are not entitled to elect such COBRA coverage, but (i) health and medical insurance coverage for the Executive, his or her spouse and his or her dependents (other than pursuant to the Welfare Plans) was
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in effect before termination of Executive's employment and (ii) the Company or a
Related Entity was paying or reimbursing Executive for any premiums on such other health and medical insurance coverage, then Executive shall be entitled to continue to receive payment of or reimbursement for any premiums during the Continuation Period for such other health and medical insurance coverage for the Executive, his or her spouse and his or her dependents; and

     (g) Continued payment of or reimbursement for any premiums during the Continuation Period on any individual life insurance policies covering the Executive that the Company or any Related Entity paid or reimbursed Executive for during his or her employment with the Company or any Related Entity.

Termination Benefits payable in a lump sum will be paid to Executive in cash within thirty (30) days of the Termination Date. The payment of the Termination Benefits will be reduced by amounts required to be withheld for applicable income and employment taxes and other amounts. The Executive shall be entitled to receive any other payments or Employee Benefits which Executive is entitled to receive under any employee benefit plan, program, or arrangement maintained by the Company or any Related Entity in which Executive participates as of the Termination Date. The amount, form and timing of such payments or Employee Benefits will be determined by the terms of such employee benefit plans, programs or arrangements.

5.   Excise Taxes.
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     (a) If any payment or  distribution by the Company or any Related Entity to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code or to any similar tax imposed by state or local law, or any interest or penalties with respect to such tax (such tax or taxes, together with any such interest and penalties, being hereafter collectively referred to as the "Excise Tax"), then the Termination Benefits payable or provided under this Agreement (or other Payments as described below) must be reduced (but not in excess of the amount of the Termination Benefits payable or provided under this Agreement) to the largest amount that will result in no portion of any such Payment being subject to the Excise Tax.

     (b) The Accounting Firm will first determine the amount of any Parachute Payments that are payable to the Executive. The Accounting Firm also will determine the Excise Tax attributable to the Executive's total Parachute Payments.

     (c) The Accounting Firm will next determine the largest amount of payments that may be made to the Executive without subjecting the Executive to the Excise Tax (the "Capped Payments").

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     (d) The  Executive  then will receive the total  Capped  Payments but in no event will any such reductions imposed under this Section 5 be in excess of the amount of Termination Benefits payable or provided under this Agreement. In that case, the total Parachute Payments will be adjusted by first reducing the amount of any noncash benefits under this Agreement (which includes without limitation the acceleration of the vesting and exercisability of stock options and stock awards previously granted to the Executive pursuant to subsection (e) of Section 4 hereof) or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Executive) and then by reducing the amount of any cash benefits under this Agreement or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Executive). The Accounting Firm will notify the Executive and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Executive and the Company a copy of its detailed calculations supporting that determination.

     (e) As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Section 5, it is possible that amounts will have been paid or distributed to the Executive that should not have been paid or distributed under this
Section 5 ("Overpayments"), or that additional amounts should be paid or distributed to the Executive under this Section 5 ("Underpayments"). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Executive, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, that Overpayment will be treated for all purposes as a loan ab initio that the Executive must repay to the Company immediately together with interest at the applicable Federal rate under Code Section 7872; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Executive to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the Executive is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Executive and the Company of that determination and the amount of that Underpayment will be paid to the Executive promptly by the Company.

     (f) For purposes of this Section 5, the following terms shall have their respective meanings:

          (i) "Accounting Firm" means the independent accounting firm engaged by the Company in the Company's sole discretion; and

          (ii) "Parachute  Payment"  means a payment  that is  described in Code
Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.
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     (g) The fees and  expenses  of the  Accounting  Firm  for its  services  in
connection  with  the  determinations  and  calculations   contemplated  by  the
preceding subsections shall be borne by the Company. If such fees and expenses are initially paid by Executive, the Company shall reimburse Executive the full amount of such fees and expenses within five business days after receipt from Executive of a statement therefore and reasonable evidence of Executive's payment thereof.

     (h) The Company and Executive shall each provide the Accounting Firm access to and copies of any books, records and documents in the possession of the Company or Executive, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by the preceding subsections. Any determination by the Accounting Firm shall be binding upon the Company and the Executive.

     (i) The federal, state and local income or other tax returns filed by Executive shall be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by Executive. The Executive, at the request of the Company, shall provide the Company true and correct copies (with any amendments) of Executive's federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by the Company, evidencing such conformity.

6.  Certain  Definitions.  As used in this  Agreement,  certain  terms  have the
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definitions set forth below.

     (a) Annual  Bonus means the  aggregate  annual  bonus,  incentive  or other
         -------------
payments of cash compensation (determined without regard to any deferral election) to which Executive would have been entitled under the bonus, incentive, profit-sharing, performance, discretionary pay or similar arrangement, policy, plan, program or arrangement of the Company or a Related Entity in which Executive was participating in the year of reference.

     (b) Base Pay means  Executive's  annual base salary (prior to any deferrals
         --------
or reductions) at a rate not less than Executive's annual fixed or base compensation as in effect immediately before the Company makes a Section 3 Disclosure (if Executive's employment terminates as described in Section 3(a) or 3(b)) or as in effect immediately before the Control Change Date (if Executive's employment terminates as described in Section 3(c) or 3(d)) or such higher rate as may be in effect from time to time thereafter.

     (c) Board means the Board of Directors of the Company.
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     (d) Cause means the  termination  of the  Executive's  employment  with the
         ------
Company and all Related Entities upon delivery of written notice of termination for Cause (as defined below) to the Executive (which notice shall specify in reasonable detail the basis upon which such termination is made) if the Chief Executive Officer of the Company or Related Entity or the Board of Directors of the Company or Related Entity, as appropriate, determines that the Executive: (i) has stolen or embezzled funds or property of the Company or a Related Entity, (ii) has been convicted of a felony or entered a plea of "nolo contendre" which in the reasonable opinion of such Chief Executive Officer or Board of Directors brings the Executive into disrepute or is likely to cause material harm to the business, customer or supplier relations, financial condition or prospects of the Company or a Related Entity, (iii) has, after not less than ten (10) days prior written notice from such Chief Executive Officer or Board of Directors, willfully failed to perform or persistently neglected (other than by reason of illness or temporary disability, regardless of whether such temporary disability is or becomes a Disability, or by reason of approved vacation or leave of absence) any duties or responsibilities assigned to the Executive or normally associated with the Executive's position to the detriment of the Company or any Related Entity, their reputation or their prospects, (iv) has demonstrated insubordination or the refusal to carry out directives, or (v) has willfully
violated  or  breached   any   provision   of  this   Agreement   or  any  other
employment-related agreement between the Executive and the Company or a Related Entity or any law or regulation to the material detriment of the Company or any Related Entity, their reputation or their businesses (collectively "Cause").

     (e) Change in Control  shall be deemed to have  occurred if the  conditions
         ---------------
set forth in any one of the following paragraphs shall have been satisfied:

          (i) Any person, or any persons acting together which would constitute a "group" for purposes of section 13(d) of the Securities Exchange Act of 1934, together with any affiliate thereof shall beneficially own (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) at least 50% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of directors of the Company; or

          (ii) Any event or series of events that results in the Directors on the Board of Directors, who were Directors prior to the event or series of events, to cease to constitute a majority of the Board of Directors of any parent of or successor to the Company; or

          (iii) A merger, consolidation or reorganization (a) in which the Company is the continuing or surviving corporation, (b) in which the Company is not the continuing or surviving corporation, or (c) pursuant to which the Company's common stock would be converted to cash, securities or other property, except in the case of either (a), (b), or (c), a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power of all classes of capital stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after such consolidation or merger in substantially the same proportion as their ownership of Common Stock immediately before such transaction; or

          (iv) The consummation of a tender or exchange offer for shares of the Company's Common Stock (other than tender or exchange offers made by the Company or Company-sponsored employee benefit plans); or

          (v) The sale or transfer of all or substantially all of the assets of the Company to another corporation or to any person or entity; or

          (vi) The Board of Directors of the Company approves a plan of complete or partial liquidation of InteliData or an agreement for the sale or disposition by the Company of all or substantially all of its assets.

For purposes of this Section,  "Person"  shall have the meaning given in Section
(3)(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (i) the company or any of its subsidiaries or affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          (f) Code means the Internal  Revenue Code of 1986, as amended,  or any
              ----
successor thereto, and its underlying regulations.

          (g) Continuation Period means the eighteen (18) month period after the
              -------------------
Termination Date.

          (h)  Control  Change  Date means the date on which a Change in Control
               ---------------
occurs. If a Change in Control occurs on account of a series of transactions or events, the "Control Change Date" is the date of the last of such transactions or events in the series.

          (i) Disability  means the same as under any long-term  disability plan
              ----------
of the Company or any Related Entity in which Executive was participating or entitled to participate immediately prior to the Termination Date. In the absence of any such long-term disability plan, Disability shall mean total and permanent disability under the federal social security laws.

          (j)  Employee  Benefits  means the  perquisites,  benefits and service
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credit for benefits as provided under any and all employee retirement income and welfare benefit policies, plans, programs or arrangements of the Company or any Related Entity in which Executive is entitled to participate, including without limitation any stock option, stock purchase, stock appreciation, savings, pension, supplemental executive retirement, or other retirement income or welfare benefit, deferred compensation, incentive compensation, group or other life, health, medical/hospital or other insurance (whether funded by actual insurance or self-insured by the Company or a Related Entity), disability, salary continuation, expense reimbursement and other employee benefit policies, plans, programs or arrangements.

          (k)  Exchange  Act  means  the  Securities  Exchange  Act of 1934,  as
               -------------
amended.

          (l) ERISA means the Employee  Retirement  Income Security Act of 1974,
              -----
as amended, or any successor thereto, and its underlying regulations.

          (m) Good Reason means the Executive resigns his or her employment with
              -----------
the Company and all Related Entities (i) upon the failure of the Company or any Related Entity to make any required payment to the Executive hereunder or under any other employment-related agreement between the Executive and the Company or Related Entity, which failure continues unremedied for ten (10) days after the Executive has given the Chief Executive Officer of the Company or Related Entity or the Board of Directors of the Company or Related Entity, as appropriate, written notice of such failure, or any material failure by the Company or Related Entity to comply with any of the provisions of this Agreement or any other employment-related agreement between the Executive and the Company or Related Entity (other than a failure to make a required payment), which failure continues unremedied for fourteen (14) days after the Executive has given such Chief Executive Officer or Board of Directors written notice of such failure, or
(ii) upon and after a Change in Control and (a) a substantial diminution of the Executive's duties or responsibilities compared to the Executive's duties or responsibilities immediately prior to the Change in Control or (b) a relocation of more than 50 miles from Executive's principal place of employment with the Company or any Related Entity as of the date hereof or any subsequent principal place of employment to which Executive and the Company or any Related Entity may agree.

          (n) Related Entity means any entity that is part of a controlled group
              --------------
of corporations or is under common control with the Company within the meaning of Sections 1563(a), 414(b) or 414(c) of the Code.

          (o) Termination  Date means the date on which  Executive's  employment
              -----------
terminates or is terminated. If Executive's employment terminates as described in Section 3(b) or 3(d), the effective date of the termination of Executive's employment shall be the date specified by Executive.

          (p) Welfare  Benefits  means the  benefits  provided  under  "employee
              -----------------
welfare benefit plans" (as defined in Section 3(1) of ERISA) of the Company or any Related Entity that Executive was receiving or entitled to receive immediately prior to the Termination Date.

7.   Attorneys'  Fees.  Except as  provided  in  Section 5,  Executive  shall be
     -----------------
entitled to reimbursement from the Company for any attorneys' fees and other reasonable expenses that Executive incurs in connection with the interpretation, enforcement or protection of Executive's rights under this Agreement, including without limitation the initiation or defense of any litigation or other legal action, whether by or against the Company or any member of the Board or officer or shareholder of the Company. Regardless of any existing or prior attorney-client relationship between the Company and the counsel selected by Executive, the Company irrevocably consents to

Executive's entering into an attorney-client relationship with such counsel and the Company and Executive agree that a confidential relationship shall exist between Executive and such counsel. Amounts payable by the Company under this
Section 7 shall be paid to Executive within five (5) business days after receipt from Executive of a statement therefore. Executive shall be entitled to reimbursement under this Section 7 only if Executive is deemed the prevailing party, in whole or in part, with respect to the interpretation, enforcement or protection of Executive's rights under this Agreement.

8.   Late  Payments.  Without  limiting  the  rights of  Executive  at law or in
     --------------
equity, if the Company fails to make any payment or provide any benefit required to be made or provided under this Agreement on a timely basis, the Company will pay interest on the amount or value thereof at an annualized rate equal to the so-called composite "prime rate" as quoted from time to time during the relevant period in the Northeast Edition of The Wall Street Journal (and any change in such prime rate shall be effective on and as of the date of such change). Interest payable under this Section 8 shall be payable as it accrues on demand but not more frequently than monthly.

9.   No Mitigation Obligation. The  Company  acknowledges  that  the Termination
     -------------------------
Benefits and other benefits to be provided to Executive in accordance with the terms of this Agreement are reasonable. Accordingly, Executive is not required to mitigate the amount of any payment provided for under this Agreement by seeking other employment or otherwise. Except as expressly provided in Section 19 below (with respect to coordination of this Agreement and other agreements between the Executive and the Company or any Related Entities), the Termination Benefits or other benefits to be provided to Executive in accordance with the terms of this Agreement shall not be reduced or offset on account of any profits, income, earnings or other benefits from any source whatsoever.

10.  Executive's  Covenants.  In consideration  of  the  Company's  promises  to
     ----------------------
Executive in this Agreement, the sufficiency of which Executive acknowledges, Executive covenants as follows:

          (a) The Executive for so long as he or she remains an employee of the Company or any Related Entity and for a period of 12 months after the Termination Date (the "Non-Competition Period") will not, nor will he or she permit any person, firm, corporation, partnership or other entity that directly or indirectly controls, is controlled by or is under common control with the Executive to, directly or indirectly:

               (i) solicit for employment any employee of the Company or any Related Entity (and it shall be presumed to be a violation of this covenant if a subsequent employer of Executive hires an employee of the Company or any Related Entity unless Executive can demonstrate to the Company's reasonable satisfaction that the Executive had no knowledge of or participation in the solicitation and hiring of the employee);

               (ii) solicit the business of any customer of the Company or any Related Entity with respect to businesses of the type referred to in subsection 10(a)(iii) hereof;

               (iii) engage in any business of the type conducted as of the date hereof by the Company or any Related Entity, which shall be limited to Internet banking and electronic bill presentment and payment software or services;

               (iv) engage in any business substantially similar to that of the Company or any Related Entity in a geographic area within fifty (50) miles of the offices of the Company or Related Entity at which the Executive was previously located;

               (v) make any direct or indirect investment in any person, firm, corporation, partnership or other entity that engages or proposes to engage in the business of the Company or any Related Entity; or

               (vi) make any  comments,  whether   written or   unwritten, which
disparage the services and products provided by the Company or any Related Entity or which are critical of the performance or professionalism of the officers, employees, and Boards of Directors of the Company or any Related Entity;

provided, however, that this Section 10(a) shall not be construed to prohibit the Executive from owning less than an aggregate of 5% of any class of capital stock of any corporation that is traded on a national securities exchange or inter-dealer quotation system.

     (b) Executive agrees to hold in a fiduciary capacity for the benefit of the Company and the Related Entities all secret or confidential information, knowledge or data relating to the Company or any Related Entity which shall have been obtained by Executive during Executive's employment by the Company or any Related Entity and which shall not be or become public knowledge (other than by acts of Executive or representatives of Executive in violation of this subsection (b)). After termination of Executive's employment with the Company and each Subsidiary, Executive shall not, without the prior written consent of the Company or as may be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company or a Related Entity and those designated by the Company or a Related Entity. Executive's covenant under this subsection (b) is effective regardless of whether Executive receives or becomes entitled to receive benefits under this Agreement.

11.  Governing Law; Jurisdiction.  This  Agreement shall be governed by the laws
     ---------------------------
of the Commonwealth of Virginia other than its choice of law provisions to the extent that they would require the application of the laws of a State other than the Commonwealth of Virginia. To the full extent lawful, Executive and the Company and each Related Entity hereby consents irrevocably to personal jurisdiction, service and venue in connection with any claim or controversy arising under this Agreement in the courts of the Commonwealth of Virginia located in Fairfax County, Virginia and in the federal courts in the Eastern District of the Commonwealth of Virginia, and each waives all objections to jurisdiction, service and venue in such courts.

12.  Successors, Binding Agreement.
     -----------------------------

     (a) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Company, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. This Agreement will be binding upon and inure to the benefit of the Company and any successor to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Company" for the purposes of this Agreement), but will not otherwise be assignable, transferable or delegable by the Company.

     (b) This  Agreement  will  inure to the  benefit of and be  enforceable  by
Executive's  personal  or  legal  representatives,   executors,  administrators,
successors, heirs, distributees and legatees.

     (c) This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in the preceding section (a) or (b). Without limiting the generality of the foregoing, Executive's right to receive payments hereunder will not be assignable, transferable or delegable, whether by pledge, creation of a security interest, or otherwise, other than a transfer by will or the laws of descent and distribution. Any attempted assignment or transfer contrary to the provisions of this Section 12 shall be void ab initio.

13.  No Employment Rights. Nothing in this Agreement confers on Executive any
     --------------------
right to continuance of employment by the Company or any Related Entity. Nothing in this Agreement interferes with the right of the Company or any Related Entity to terminate Executive's employment at any time for any reason whatsoever, with or without Cause, subject to the requirements of this Agreement. Nothing in this Agreement restricts the right of Executive to terminate his or her employment with the Company or any Related Entity at any time for any reason whatsoever, with or without Good Reason.

14.  Counterparts. This Agreement may be executed in one or more counterparts,
     ------------
each of which shall be deemed an original but all of which together constitute one and the same instrument.

15.  Entire Agreement. This Agreement expresses the whole and entire agreement
     ----------------
between the parties with reference to the subject matter addressed herein.

16.  Notices. All notices, requests and other communications to any party under
     -------
this Agreement shall be in writing and shall be given to such party at its address set forth below or such other address as such party may hereafter specify for the purpose by notice to the other party:



                  If to Executive:      18536 Bridlegate Lane
                                        Wildwood, MO  630691

                  If to the Company:    InteliData Technologies Corporation
                                        11600 Sunrise Valley Drive
                                        Suite 100
                                        Reston, Virginia 20191
                                        Attn:
                                              --------------------

Each notice, request or other communication shall be effective if (i) given by mail, five days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (ii) given by electronic facsimile transmission, when given if receipt is confirmed orally or in writing,
(iii) sent by nationally recognized overnight courier service, three business days after having been sent or (iv) given by any other means, when delivered at the address specified in this Section 16.

17.  Modification  of Agreement.  No waiver or  modification  of this  Agreement
     --------------------------
shall be valid unless in writing and duly executed by the party to be charged therewith. No evidence of any waiver or modification shall be offered or received in evidence at any proceeding, arbitration or litigation between the parties unless such waiver or modification is in writing, duly and executed. The parties agree that this Section 17 may not be waived except as herein set forth.

18.  Recitals. The Recitals to this Agreement are incorporated herein and shall
     --------
constitute an integral part of this Agreement.

19.  Coordination With Other Agreements. The Executive, the Company and Related
     ----------------------------------
Entities may be parties to other agreements, policies, plans, programs or arrangements relating to Executive's employment. The Executive and the Company agree that this Agreement shall be construed and interpreted so that amounts are paid and benefits are provided under this Agreement only if and to the extent that similar amounts and benefits are not paid and provided under any other similar agreements, policies, plans, programs or arrangements. Without limiting the foregoing, the Company and the Executive agree that any amounts payable or benefits provided under subsections 4(a) through 4(g) of this Agreement shall be reduced by any similar amounts or benefits that Executive receives under any employment or employment-related agreement between the Executive and the Company or any Related Entity and any other similar agreements, policies, plans, programs or arrangements between the Executive and the Company or Related Entities and by the present value (determined as provided in Section 280G(d)(4) of the Code) of any other amount of severance relating to salary or bonus continuation to which Executive may be entitled under any other severance plan, policy or arrangement of the Company or any Related Entity; it being the intent of both Executive and the Company and Related Entities not to provide to Executive any duplicative payments or benefits hereunder.

20.  Release of Claims. Notwithstanding any other provision of this Agreement,
     -----------------
all amounts to be paid and benefits to be provided under this Agreement are conditioned upon and subject to the timely execution of the Executive of a valid release and waiver containing such terms and conditions as are satisfactory to the Company and, at a minimum, releasing the Company and Related Entities, and their shareholders, directors, officers, employees, employee benefit plans, representatives and agents and their successors and assigns from any and all claims the Executive or his or her successors and beneficiaries might then have against them or any of them (excluding any claims for vested benefits under any ERISA employee benefit plan that the Company or any Related Entity may sponsor). The waiver and release described herein shall not be considered timely if it is not executed by the Executive within the time period specified by the Company at the time of the Company's request that the Executive sign such waiver and release as a condition to the receipt of amounts to be paid and benefits to be provided under this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                    EXECUTIVE

                                    By       /s/ Michael Jennings
                                        -------------------------------
                                         Michael Jennings


                                    INTELIDATA TECHNOLOGIES CORPORATION


                                    By:      /s/ Alfred S. Dominick
                                       --------------------------------
                                         Alfred S. Dominick
                                         President